SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ] Preliminary Proxy Statement             [  ] Confidential, for Use of
                                                     the Commission Only (as
                                                     permitted by Rule 14a-
                                                     6(e)(2))
   [  ] Definitive Proxy Statement
   [X]  Definitive Additional Materials
   [  ] Soliciting Material Pursuant to Section  240.14a-11(c) or Section
        240.14a-12

                               WPL HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

   [  ] $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

        1)   Title of each class of securities to which transaction applies:


        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

   [  ] Fee paid previously with preliminary materials.

   [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:  $500,063

        2) Form, Schedule or Registration Statement No.: Preliminary proxy materials of WPL Holdings, Inc., IES Industries Inc. and Interstate Power Company, Joint Registration Statement on
             Form S-4 of WPL Holdings, Inc. and Interstate Power Company (Registration No. 333-07931) and Joint Registration Statement on Form S-4 of WPL Holdings, Inc. and Interstate Power Company (Registration No. 333-10401).

        3) Filing Party: WPL Holdings, Inc., IES Industries Inc. and Interstate Power Company.

        4)   Date Filed:  January 18, 1996, July 11, 1996 and August 19,
             1996.

   [On September 5, 1996, a slide presentation was given by executive officer(s) of WPL Holdings, Inc. to retirees of the Company. The slide presentation consisted of certain slides previously filed with the Securities and Exchange Commission (on August 23, August 27 and September 4, 1996) as well as the following slide.]



                            Electric Customers Served

   [Bar graph showing number of electric customers served by MidAmerican Energy Co. (635,000), Interstate Energy Corp. (864,000), Primergy Corp. (2,316,000), AEP (2,854,000) and Commonwealth Edison (3,028,000).]

             IEC Will Still Be Considerably Smaller Than:

                  -    Commonwealth Edison (3.5 times IEC)

                  -    AEP (3.3 times IEC)

                  -    Primergy (2.7 times IEC)